UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

ManTech International Corporation

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[The following communication was made available by ManTech International Corporation to its customers.]

May 16, 2022

First/Last Name

Department

Agency

Street Address

City, State, Zip

Dear Valued Customer,

I’m reaching out today with important news regarding ManTech. This morning we announced that ManTech has entered into a definitive agreement to be acquired by Carlyle. We believe this transaction will accelerate growth and innovation to drive greater value for you and all of our customers.

Carlyle is a global investment firm founded in 1987 and headquartered in Washington, DC. Carlyle brings deep industry knowledge and has actively invested in aerospace, defense and government services companies for more than three decades. Upon completion of the transaction, we are confident ManTech will be well positioned to deliver stronger outcomes for all of our customers.

Rest assured it is and will remain business as usual. There will be no changes to your daily interactions with our team or the ManTech personnel who support you. Our entire team remains focused on delivering the same high-quality services and solutions you have come to expect from ManTech now and in the future.

We anticipate the acquisition will be completed in the second half of calendar 2022, subject to approval by ManTech shareholders, receipt of regulatory approvals and other customary closing conditions.

We will keep you informed as we have more information to share. In the meantime, please do not hesitate to contact us if you have any questions. Thank you for allowing us to serve you and support your mission.

Sincerely,

[INSERT NAME]

[TITLE]

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ManTech and The Carlyle Group. A meeting of the stockholders of ManTech will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. ManTech expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of ManTech and will contain important information about the proposed Merger and related matters. STOCKHOLDERS OF MANTECH ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MANTECH AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ManTech with the SEC at the SEC’s website at www.sec.gov.

ManTech and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ManTech’s stockholders in connection with the proposed transaction will be set forth in ManTech’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by ManTech’s stockholders. You may also find additional information about ManTech’s directors and executive officers in ManTech’s definitive proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2022, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Forward-Looking Statements

This communication contains certain forward-looking statements concerning ManTech and the proposed transaction between ManTech and The Carlyle Group. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, the inability to obtain required regulatory approvals or satisfy other conditions to the closing of the proposed transaction; unexpected costs, liabilities or delays in connection with the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the significant transaction costs associated with the proposed transaction and other risks that may imperil the consummation of the proposed transaction, which may result in the transaction not being consummated within the expected time period or at all; negative effects of the announcement, pendency or consummation of the transaction on the market price of ManTech’s common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the inability of ManTech to retain and hire key personnel; the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect ManTech’s ability to pursue business opportunities or strategic transactions; and failure to maintain ManTech’s relationship with the U.S. government, or the failure to compete effectively for new contract awards or to retain existing U.S. government contracts during the pendency of the transaction.

Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. ManTech assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

[The following communication was made available by ManTech International Corporation to its vendors and suppliers.]

May 16, 2022

First/Last Name

Department

Agency

Street Address

City, State, Zip

Dear Valued Partner/Vendor,

I’m reaching out today with important news regarding ManTech. This morning we announced that ManTech has entered into a definitive agreement to be acquired by Carlyle. We believe this transaction will accelerate growth and innovation to drive greater value for our customers.

Carlyle is a global investment firm founded in 1987 and headquartered in Washington, DC. Carlyle brings deep industry knowledge and has actively invested in aerospace, defense and government services companies for more than three decades. Upon completion of the transaction, we are confident ManTech will be well positioned to deliver stronger outcomes for our customers.

In terms of what this means for you, it is business as usual. Our entire team remains focused on being a great partner to you and delivering the same high-quality services and solutions our customers have come to expect from ManTech now and in the future.

We anticipate the acquisition will be completed in the second half of calendar 2022, subject to approval by ManTech shareholders, receipt of regulatory approvals and other customary closing conditions.

We will keep you informed as we have more information to share. In the meantime, please do not hesitate to contact us if you have any questions. Thank you for your continued partnership.

Sincerely,

[INSERT NAME]

[TITLE]

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ManTech and The Carlyle Group. A meeting of the stockholders of ManTech will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. ManTech expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of ManTech and will contain important information about the proposed Merger and related matters. STOCKHOLDERS OF MANTECH ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MANTECH AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ManTech with the SEC at the SEC’s website at www.sec.gov.

ManTech and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ManTech’s stockholders in connection with the proposed transaction will be set forth in ManTech’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by ManTech’s stockholders. You may also find additional information about ManTech’s directors and executive officers in ManTech’s definitive proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2022, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Forward-Looking Statements

This communication contains certain forward-looking statements concerning ManTech and the proposed transaction between ManTech and The Carlyle Group. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, the inability to obtain required regulatory approvals or satisfy other conditions to the closing of the proposed transaction; unexpected costs, liabilities or delays in connection with the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the significant transaction costs associated with the proposed transaction and other risks that may imperil the consummation of the proposed transaction, which may result in the transaction not being consummated within the expected time period or at all; negative effects of the announcement, pendency or consummation of the transaction on the market price of ManTech’s common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the inability of ManTech to retain and hire key personnel; the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect ManTech’s ability to pursue business opportunities or strategic transactions; and failure to maintain ManTech’s relationship with the U.S. government, or the failure to compete effectively for new contract awards or to retain existing U.S. government contracts during the pendency of the transaction.

Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. ManTech assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

[The following communication was made available by ManTech International Corporation to its employees.]

May 16, 2022

ManTech Announcement

Colleagues,

I would like to share important news that will mark an exciting new chapter for ManTech. This morning we announced that ManTech has agreed to be acquired by global investment firm Carlyle in a $4.2 billion transaction to take the company private. I encourage you to read our press release which can be found on the ManTech website.

When our company was founded by George Pedersen more than 50 years ago, we started with a single contract with the U.S. Navy. Since then, we created some of the most innovative and sophisticated technology, services and solutions serving hundreds of customers across the federal government. All of this work accomplished by the extraordinary ManTech people has differentiated our company in an ever evolving and competitive industry.

As a private company with Carlyle as our partner, ManTech will have added flexibility and resources to advance our capabilities, capitalize on significant opportunities ahead and build upon our success. I have gotten to know Carlyle and I have seen firsthand how much they value our people, culture and capabilities. They bring deep knowledge and experience investing in and growing companies. Carlyle intends to invest in and expand upon ManTech as a critical partner supporting our customers’ national security missions. Once the transaction is complete, we are confident ManTech will be well positioned to deliver stronger outcomes for our customers and increased opportunities for our employees.

Additional Information

We know you will have questions. Please take the time to read the FAQ document we have prepared to address some of your immediate questions. As we have additional details to share we will do so. In the meantime, you can send in questions to corporatecommunications@mantech.com.

Inquiry Policy

Consistent with our company policy, should you receive any calls from the media, please direct them to Sheila Blackwell at sheila.blackwell@mantech.com. Inquiries from financial analysts and shareholders should be forwarded to Stephen Vather at stephen.vather@mantech.com.

Next Steps

In terms of next steps, we need to obtain approval by ManTech shareholders and receive regulatory approvals and other customary closing conditions to complete the transaction, which we expect to occur in the second half of this year. Until then we remain an independent, publicly traded company. This means it is business as usual, and we should all remain focused on our day-to-day responsibilities and delivering for our customers.

We have a lot to be proud of and I hope you share my excitement for our next chapter.

Thank you,

Kevin M. Phillips

Chairman, CEO and President

For internal use only

Additional Information about the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ManTech International Corporation (“ManTech”) and Carlyle. A meeting of the stockholders of ManTech will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. ManTech expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of ManTech and will contain important information about the proposed Merger and related matters. STOCKHOLDERS OF MANTECH ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MANTECH AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ManTech with the SEC at the SEC’s website at www.sec.gov.

ManTech and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ManTech’s stockholders in connection with the proposed transaction will be set forth in ManTech’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by ManTech’s stockholders. You may also find additional information about ManTech’s directors and executive officers in ManTech’s definitive proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2022, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning ManTech and the proposed transaction between ManTech and Carlyle. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, the inability to obtain required regulatory approvals or satisfy other conditions to the closing of the proposed transaction; unexpected costs, liabilities or delays in connection with the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the significant transaction costs associated with the proposed transaction and other risks that may imperil the consummation of the proposed transaction, which may result in the transaction not being consummated within the expected time period or at all; negative effects of the announcement, pendency or consummation of the transaction on the market price of ManTech’s common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the inability of ManTech to retain and hire key personnel; the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect ManTech’s ability to pursue business opportunities or strategic transactions; and failure to maintain ManTech’s relationship with the U.S. government, or the failure to compete effectively for new contract awards or to retain existing U.S. government contracts during the pendency of the transaction.

Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. ManTech assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

© 2022 ManTech International Corporation

All rights reserved

[The following communication was made available by ManTech International Corporation to its employees.]

Employee FAQs

Summary: ManTech has announced that it entered into a definitive agreement to be acquired by Carlyle, a global investment firm. The following is a list of commonly asked questions about the announcement. This FAQ will be updated as more information is available.

1.	What was announced?

On May 16, 2022, we announced that ManTech entered into a definitive agreement to be acquired by global investment firm Carlyle in an all-cash transaction with a total enterprise value of approximately $4.2 billion. Under the terms of the agreement, ManTech shareholders will receive $96.00 per share in cash.

The transaction is expected to close in the second half of 2022, subject to approval by ManTech shareholders as well as receipt of regulatory approvals and other customary closing conditions.

Following the closing, we look forward to leveraging Carlyle’s deep knowledge and experience investing in and growing companies to accelerate growth and innovation and drive greater value for ManTech customers and employees.

2.	Who is Carlyle? Why is Carlyle the right partner for ManTech?

Carlyle is a global investment firm founded in 1987 and headquartered in Washington, DC. The Carlyle investment team has deep industry expertise and has actively invested in aerospace, defense and government services companies for more than three decades.

Our Board undertook a thorough process and determined that partnering with Carlyle is the best path forward for ManTech. They are an ideal partner for ManTech and bring significant expertise and success growing technology companies. As a private company and partnering with Carlyle, ManTech will have added flexibility and resources to advance our capabilities and build on our success.

3.	What are the benefits of this transaction?

In addition to providing ManTech shareholders with significant certain value, this transaction enables us to join forces with new partners who recognize and value our long-term potential.

Carlyle recognizes our commitment to national security customers and missions, as well as the work our team has done to build a company with a differentiated market position across the federal government. Carlyle intends to invest in and expand upon ManTech as a critical partner supporting our customers’ national security missions.

Once the transaction is complete, we are confident ManTech will be well positioned to deliver stronger outcomes for our customers and increased opportunities for our employees.

As a private company and partnering with Carlyle, ManTech will have added flexibility and resources to advance our capabilities and build on our success.

4.	What can we expect between now and closing?

Until the transaction closes, it is business as usual and ManTech remains an independent, publicly traded company.

We should all remain focused on our day-to-day responsibilities and serving our customers with the high-quality service and solutions they have come to expect.

5.	Will my pay and benefits stay the same?

Our new partners recognize that our employees are our most valuable asset, and they share our unwavering commitment to excellence and service supporting our customers’ national and homeland security needs.

Compensation and benefits will continue as they always have, subject to any changes ManTech makes in the ordinary course of business. We do not anticipate any major changes to compensation or benefits.

6.	Will there be any layoffs?

This announcement is about accelerating growth and innovation and to drive greater value for customers and employees. Carlyle recognizes the work our team has done to build a company with a differentiated market position across the federal government.

We will continue to operate the business in a way that drives long-term success for our customers and employees. We do not expect the focus and needs of our business to see significant change.

The transaction announcement is only the first step in the process and we are committed to keeping you informed as we move forward.

7.	Will the Company headquarters change?

No, there is currently no plan to change the Company’s headquarters.

8.	Can I buy and sell stock between now and close?

Our stock will continue to trade on the public market until the transaction closes, and you can continue to make investment and trading decisions within our existing policies and regulations, including our insider trading policy.

9.	What will happen to my stock ownership at close?

Upon closing of the transaction, each vested share and unvested, time-based restricted share you own will be exchanged for $96.00 per share in cash.

10.	What do I tell my customer? How will this transaction benefit customers?

The announcement is public information. Please let them know it is business as usual and the ManTech team remains focused on delivering the same high-quality services and solutions they have come to expect from us now and in the future.

We believe this transaction is a win-win for all of our stakeholders, including our customers. As a private company supported by Carlyle, we will have enhanced financial flexibility, which will allow us to capitalize on significant opportunities ahead and better serve customer missions with more innovative, differentiated services and solutions.

We look forward to leveraging Carlyle’s deep knowledge and experience investing in and growing companies, as we deliver stronger outcomes for our customers.

11.	What if I am approached by the media, an analyst or another third party?

Please forward any media/press inquiries you receive to Sheila S. Blackwell by emailing: Sheila.Blackwell@ManTech.com.

Please forward any analyst or third party inquiries you receive to Stephen Vather by emailing: Stephen.Vather@ManTech.com.

12.	How can I obtain more information?

We will continue to keep you posted through our regular communications channels as we progress toward the closing.

You can also send any questions about this announcement to corporatecommunications@mantech.com.

Please feel free to reach out to your manager or your HR representative as well.

Additional Information about the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ManTech International Corporation (“ManTech”) and Carlyle. A meeting of the stockholders of ManTech will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. ManTech expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of ManTech and will contain important information about the proposed Merger and related matters. STOCKHOLDERS OF MANTECH ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MANTECH AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ManTech with the SEC at the SEC’s website at www.sec.gov.

ManTech and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ManTech’s stockholders in connection with the proposed transaction will be set forth in ManTech’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by ManTech’s stockholders. You may also find additional information about ManTech’s directors and executive officers in ManTech’s definitive proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2022, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning ManTech and the proposed transaction between ManTech and Carlyle. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, the inability to obtain required regulatory approvals or satisfy other conditions to the closing of the proposed transaction; unexpected costs, liabilities or delays in connection with the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the significant transaction costs associated with the proposed transaction and other risks that may imperil the consummation of the proposed transaction, which may result in the transaction not being consummated within the expected time period or at all; negative effects of the announcement, pendency or consummation of the transaction on the market price of ManTech’s common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the inability of ManTech to retain and hire key personnel; the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect ManTech’s ability to pursue business opportunities or strategic transactions; and failure to maintain ManTech’s relationship with the U.S. government, or the failure to compete effectively for new contract awards or to retain existing U.S. government contracts during the pendency of the transaction.

Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. ManTech assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

[The following communications were made available by ManTech International Corporation to the general public.]

Social Media Posts for ManTech – Monday, May 16, 2022

ManTech Corporate Social Pages (Facebook, Twitter, LinkedIn)

We are thrilled to share an exciting new chapter for ManTech and agreement to be acquired by global investment firm Carlyle. https://www.linkedin.com/feed/update/urn:li:activity:6931951458380627969.

Kevin M. Phillips LinkedIn Page:

Today’s announcement is an important milestone for ManTech and an extraordinary step in our next chapter. https://www.linkedin.com/feed/update/urn:li:activity:6931951458380627969

Matt Tait’s LinkedIn Page and Twitter:

Exciting day at ManTech.

https://www.linkedin.com/feed/update/urn:li:activity:6931951458380627969

Additional Information about the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ManTech International Corporation (“ManTech”) and Carlyle. A meeting of the stockholders of ManTech will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. ManTech expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of ManTech and will contain important information about the proposed Merger and related matters. STOCKHOLDERS OF MANTECH ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MANTECH AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ManTech with the SEC at the SEC’s website at www.sec.gov.

ManTech and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ManTech’s stockholders in connection with the proposed transaction will be set forth in ManTech’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by ManTech’s stockholders. You may also find additional information about ManTech’s directors and executive officers in ManTech’s definitive proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2022, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning ManTech and the proposed transaction between ManTech and Carlyle. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, the inability to obtain required regulatory approvals or satisfy other conditions to the closing of the proposed transaction; unexpected costs, liabilities or delays in connection with the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the significant transaction costs associated with the proposed transaction and other risks that may imperil the consummation of the proposed transaction, which may result in the transaction not being consummated within the expected time period or at all; negative effects of the announcement, pendency or consummation of the transaction on the market price of ManTech’s common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the inability of ManTech to retain and hire key personnel; the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect ManTech’s ability to pursue business opportunities or strategic transactions; and failure to maintain ManTech’s relationship with the U.S. government, or the failure to compete effectively for new contract awards or to retain existing U.S. government contracts during the pendency of the transaction.